UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2004
Date of Report (Date of earliest event reported)

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20736 (Commission File Number)	95-4390071 (I.R.S. Employer Identification Number)

One Sport Chalet Drive
La Canada, California 91011
(Address of principal executive offices)(zip code)
(818) 949-5300
(Registrant’s telephone number, including area code)

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press release dated November 2, 2004: “Sport Chalet Reports Second Quarter Results and Expansion to Arizona.”

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2004, the registrant issued a press release regarding its financial results for the second quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004	SPORT CHALET, INC. By /s/ Howard K. Kaminsky ————————————— Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 2, 2004: “Sport Chalet Reports Second Quarter Results and Expansion to Arizona”.